Exhibit 10.1

Execution Version

SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

AND

FIRST AMENDMENT TO SUBSIDIARY GUARANTEE AGREEMENT

THIS SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT AND FIRST AMENDMENT TO SUBSIDIARY GUARANTEE AGREEMENT is dated as of June 14, 2013 (this “Amendment”) by and among AMSURG CORP., a Tennessee corporation (the “Borrower”), each of the Wholly Owned Subsidiaries party hereto, each of the “Lenders” party to the Credit Agreement defined below (the “Lenders”) and SUNTRUST BANK, in its capacity as administrative agent for the Lenders (the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to that certain Revolving Credit Agreement dated as of May 28, 2010, as amended from time to time prior to the date hereof, among the Borrower, the Lenders party thereto and the Administrative Agent (as so amended, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the respective definitions given them in the Credit Agreement);

WHEREAS, the Borrower has requested (i) modifications to its pricing pursuant to the Applicable Margin and (ii) an extension of the Maturity Date, in each case on the terms and conditions herein;

WHEREAS, in connection with the Credit Agreement, each of the Wholly Owned Subsidiaries executed the Subsidiary Guarantee Agreement; and

WHEREAS, the Borrower, the Wholly Owned Subsidiaries, the Lenders and the Administrative Agent desire to amend or otherwise modify certain terms and provisions of the Credit Agreement and the Subsidiary Guarantee Agreement, in each case, on the terms and conditions more particularly set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement.

(a) Section 1.1. of the Credit Agreement is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Wholly Owned Subsidiary, any Swap Obligation if, and to the extent that, all or a portion of the Guarantee of such Wholly Owned Subsidiary of, or the grant by such Wholly Owned Subsidiary of a security interest to secure, such Swap Obligation (or any Guarantee thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Wholly Owned Subsidiary’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act at the time the Guarantee of such Wholly Owned Subsidiary, or the grant by such Wholly Owned Subsidiary of the security interest under the Loan Documents, becomes effective with respect to such related Swap Obligation; provided, that, for the avoidance of doubt, in determining whether any Wholly Owned Subsidiary is an “eligible contract participant” under and as defined in the Commodity Exchange Act, the keepwell agreement set forth in Section 26 of the Subsidiary Guarantee Agreement shall be taken into account. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guarantee or security interest is or becomes illegal.

“Sixth Amendment Effective Date” means June 14, 2013.

“Swap Obligation” means, with respect to any Wholly Owned Subsidiary, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b) Section 1.1. of the Credit Agreement is hereby further amended by deleting the defined terms “Applicable Margin”, “Maturity Date” and “Obligations” in their entirety and substituting in lieu thereof the following:

“Applicable Margin” means, as of any date, with respect to the Letter of Credit Fee, the Commitment Fee and all Revolving Loans outstanding on such date, a percentage per annum determined by reference to the applicable Leverage Ratio in effect on such date in accordance with the table set forth immediately below, provided, that a change in the Applicable Margin resulting from a change in the Leverage Ratio shall be effective on the second Business Day after which the Borrower delivers the financial statements required by Section 5.1(a) or Section 5.1(b) and the Compliance Certificate required by Section 5.1(c); provided further, that if at any time the Borrower shall have failed to deliver such financial statements and such Compliance Certificate when so required, the Applicable Margin shall be at Pricing Level IV as set forth immediately below until such time as such financial statements and Compliance Certificate are delivered, at which time the Applicable Margin shall be determined as provided above. Notwithstanding the foregoing, the Applicable Margin in effect for the period from the Sixth Amendment Effective Date until the date a change in the Applicable Margin becomes effective as provided above following delivery of financial statements and the Compliance Certificate after the Sixth Amendment Effective Date shall be at Pricing Level III as set forth below.

Pricing Level	Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for Base Rate Loans	Commitment Fees	Letter of Credit Fees

I	Less than 1.75:1.00	1.25%	0.25%	0.25%	1.25%

II	Less than 2.50:1.00 but greater than or equal to 1.75:1.00	1.50%	0.50%	0.30%	1.50%

III	Less than 3.25:1.00 but greater than or equal to 2.50:1.00	1.75%	0.75%	0.30%	1.75%

IV	Greater than or equal to 3.25:1.00	2.00%	1.00%	0.40%	2.00%

“Maturity Date” shall mean the earliest of (i) June 13, 2018 (ii) the date on which the Revolving Commitments are terminated pursuant to Section 2.8, or (iii) the date on which all amounts outstanding under this Agreement have been declared or have automatically become due and payable.

“Obligations” shall mean (a) all amounts owing by the Loan Parties to the Administrative Agent, the Issuing Bank or any Lender (including the Swingline Lender) pursuant to or in connection with this Agreement or any other Loan Document or otherwise with respect to any Loan or Letter of Credit, including, without limitation, all principal, interest (including any interest accruing after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceeding relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses (including all reasonable fees and expenses of counsel to the Administrative Agent, the Issuing Bank and any Lender (including the Swingline Lender) incurred, or required to be reimbursed, by the Borrower, in each case, pursuant to this Agreement or any other Loan Document), whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising hereunder or thereunder, and (b) all Ancillary Credit Exposure and all reimbursement obligations, fees, expenses, indemnification and reimbursement payments, costs and expenses incurred, or required to be reimbursed, by the Borrower or other Loan Parties pursuant to the agreements referred to in the definition of all Ancillary Credit Exposure, whether direct or indirect, absolute or contingent, liquidated or unliquidated, now existing or hereafter arising thereunder, together with, all renewals, extensions, modifications or refinancings of any of the foregoing in clauses (a) and (b) above; provided, however, that with respect to any Wholly Owned Subsidiary and its obligations under the Subsidiary Guarantee Agreement, “Obligations” shall not include any Excluded Swap Obligations.

(c) Section 1.1. of the Credit Agreement is hereby further amended by deleting clause (b) in the definition of “Interest Period” in its entirety and substituting in lieu thereof the following new clause (b):

“(b) with respect to a Swingline Loan, a period of such duration not to exceed 90 days, as the Borrower may request and the Swingline Lender may agree in accordance with Section 2.5”

(d) Section 2.9. of the Credit Agreement is hereby amended by deleting clause (b) thereto in its entirety and substituting in lieu thereof the following new clause (b):

“(b) The principal amount of each Swingline Borrowing shall be due and payable (together with unpaid accrued interest thereon) on the earlier of (i) the last day of the Interest Period applicable to such Borrowing, and (ii) the Swingline Termination Date.”

(e) Section 2.12. of the Credit Agreement is hereby amended by deleting clause (d) thereto in its entirety and substituting in lieu thereof the following new clause (d):

“(d) Interest on the principal amount of all Loans shall accrue from and including the date such Loans are made to but excluding the date of any repayment thereof. Interest on all outstanding Base Rate Loans shall be payable quarterly in arrears on the last day of each Fiscal Quarter and on the Maturity Date. Interest on all outstanding Eurodollar Loans shall be payable on the last day of each Interest Period applicable thereto, and, in the case of any Eurodollar Loans having an Interest Period in excess of three months or ninety (90) days, respectively, on each day which occurs every three months or ninety (90) days, as the case may be, after the initial date of such Interest Period, and on the Maturity Date. Interest on each Swingline Loan shall be payable quarterly in arrears on the last day of each Fiscal Quarter, to the extent such interest was not paid at the maturity of such Loan in accordance with Section 2.9, and at the maturity of such Loan, which shall be the earlier of: (i) the last day of the Interest Period applicable thereto, and (ii) the Swingline Termination Date. Interest on any Loan which is converted or which is repaid or prepaid shall be payable on the date of such conversion or on the date of any such repayment or prepayment (on the amount repaid or prepaid) thereof. All Default Interest shall be payable on demand. Borrower must make all interest payments prior to 1:00 p.m. on the applicable due date in immediately available funds, free and clear of all defenses, set-offs, counterclaims, or withholdings or deductions for taxes.”

(f) Section 8.2 of the Credit Agreement is hereby amended to add the following paragraph at the end of such Section:

“Notwithstanding the foregoing, (a) no amount received from any Wholly Owned Subsidiary (including any proceeds of any sale of, or other realization upon, all or any part of the Collateral owned by such Wholly Owned Subsidiary) shall be applied to any Excluded Swap Obligation of such Wholly Owned Subsidiary and (b) Ancillary Credit Exposure shall be excluded from the application described above if the Administrative Agent has not received written notice thereof, together with such supporting documentation as the Administrative Agent may request, from the Lender or its Affiliate who is the counterparty in respect of such Ancillary Credit Exposure. Each Lender or Affiliate of a Lender who is the counterparty in respect of such Ancillary Credit Exposure that has given the notice contemplated by the preceding sentence shall, by such notice, be deemed to have acknowledged and accepted the appointment of the Administrative Agent pursuant to the terms of Article IX hereof for itself as if such Person were a “Lender” party to this Agreement.”

Section 2. Amendment to the Subsidiary Guarantee Agreement. The Subsidiary Guarantee Agreement is hereby amended by adding the following new Section 26 at the end of such agreement:

“SECTION 26. Keepwell.

(a) Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Loan Party to honor all of its obligations under this Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until this Agreement has been terminated pursuant to Section 13. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

(b) For purposes of this Section 26, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Loan Party that has total assets exceeding $10,000,000 at the time the relevant Guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity

Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

Section 3. Conditions Precedent. The effectiveness of this Amendment is subject to the truth and accuracy of the representations set forth in Section 4 below and receipt by the Administrative Agent of each of the following, each of which shall be in form and substance satisfactory to Administrative Agent:

(i) This Amendment duly executed by the Borrower, each of the Lenders and the Administrative Agent;

(ii) An officer’s certificate, dated as of the date hereof, signed by the Secretary and a Responsible Officer of each Loan Party (together with certifications as to incumbency and signatures of such officers) with appropriate insertions and deletions, certifying that: (A) attached thereto are copies of resolutions adopted by of the board of directors (or equivalent thereof) of (1) the Borrower, approving the execution, delivery and performance of this Amendment and the other documents to be executed in connection herewith and (2) each other Loan Party, stating that the Obligations are entitled to the benefits of the Security Documents and the other Loan Documents; (B) there have been no changes in the articles of incorporation of the Borrower from those delivered in connection with the closing of the Credit Agreement; (C) no consents, approvals, authorizations, registrations, filings or orders are required to be made or obtained under any Requirement of Law or Material Contract of any Loan Party in connection with the execution, delivery, performance, validity and enforceability of this Amendment or any of the transactions contemplated hereby, except those which have been made or obtained and are in full force and effect (with all applicable waiting periods, if any, having expired); and (D) no Default or Event of Default exists immediately before giving effect to the amendments provided for herein and no Default or Event of Default will result immediately after giving effect to amendments provided for herein;

(iii) A written opinion of Bass Berry & Sims PLC, counsel to the Borrower and the other Loan Parties, addressed to the Administrative Agent and the Lenders and covering such matters relating to this Amendment and the transactions contemplated hereby in form and substance satisfactory to the Administrative Agent and its counsel;

(iv) The Administrative Agent shall have received, for itself and on behalf of the Lenders, all fees and expenses contemplated by (i) that certain engagement letter dated June 3, 2013 between SunTrust Robinson Humphrey, Inc., SunTrust Bank and the Borrower and (ii) Section 5 hereof; and

(v) Such other documents, instruments, agreements, certifications and opinions as the Administrative Agent, on behalf of the Lenders, may reasonably request.

Section 4. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization, etc. Each of the Borrower and the other Loan Parties have the right and power, and have taken all necessary action to authorize them, to execute and deliver this Amendment and to perform their respective obligations hereunder, under the Credit Agreement, as amended by this Amendment, under the Subsidiary Guarantee Agreement, as amended by this Amendment, and the other Loan Documents to which they are a party in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party a party hereto. This Amendment, the Credit Agreement, as amended by this Amendment, and the Subsidiary Guarantee Agreement, as amended by this Amendment, each constitute the valid and binding obligations of the Loan Parties party thereto, enforceable against them in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity.

(b) Approvals and No Conflict. The execution and delivery by the Borrower and the other Loan Parties of this Amendment and the performance by the Borrower and the other Loan Parties, as applicable, of this Amendment, the Credit Agreement, as amended by this Amendment, and the Subsidiary Guarantee Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any consent or approval of, registration or filing with, or any action by, any Governmental Authority or any other Person or violate any Requirements of Law applicable to the Loan Parties or any judgment, order or ruling of any Governmental Authority; (ii) violate or result in a default under any Material Contract binding on the Loan Parties or any of their assets or give rise to a right thereunder to require any payment to be made by the Loan Parties; or (iii) result in the creation or imposition of any Lien on any asset of the Loan Parties.

(c) Reaffirmation. As of the date of this Amendment and immediately after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents is true and correct in all material respects (except to the extent that any such representation or warranty expressly relates to a specified earlier date, in which case such representation or warranty shall be true and correct as of such earlier date).

(d) No Default. As of the date hereof and immediately after giving effect to this Amendment, no Default or Event of Default shall exist.

(e) No Impairment of Liens. The execution, delivery, performance and effectiveness of this Amendment will not: (a) impair the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all of the applicable Obligations, whether heretofore or hereafter incurred, and (b) require that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

(f) No Material Adverse Effect. Since the date of the most recent financial statements of the Borrower described in Section 5.1(a) of the Credit Agreement, there has been no change which has had or could reasonably be expected to have a Material Adverse Effect.

(g) Loan Parties. Schedule 1 attached hereto sets forth a true, correct and complete list of all of the Loan Parties as of the date hereof and the tax identification number of each Loan Party.

(h) Disclosure. The Loan Parties have disclosed to the Lenders all agreements, instruments, and corporate or other restrictions to which the Loan Parties or any of their Subsidiaries are subject, and all other matters known to any of them, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. Neither this Amendment nor any other Loan Document contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which such statements were made.

Section 5. Payment of Fees and Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for its reasonable out-of-pocket fees, costs and expenses (including reasonable fees, charges and disbursements of counsel to the Administrative Agent) incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other documents and agreements executed and delivered in connection herewith.

Section 6. Release. In consideration of the amendments contained herein, the Borrower and each of the other Loan Parties hereby waives and releases each of the Lenders, the Administrative Agent and the Issuing Bank from any and all claims and defenses, known or unknown as of the date hereof, with respect to the Credit Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents and the transactions contemplated thereby.

Section 7. Effect; Ratification.

(a) Except as expressly herein amended, the terms and conditions of the Credit Agreement, the Subsidiary Guarantee Agreement and the other Loan Documents remain unchanged and continue to be in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein. The Credit Agreement and the Subsidiary Guarantee Agreement are hereby ratified and confirmed in all respects. Each reference to the Credit Agreement in any of the Loan Documents (including the Credit Agreement) shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment. Each reference to the Subsidiary Guarantee Agreement in any of the Loan Documents (including the Subsidiary Guarantee Agreement) shall be deemed to be a reference to the Subsidiary Guarantee Agreement, as amended by this Amendment. This Amendment is a Loan Document.

(b) Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan

Documents, or constitute a course of conduct or dealing among the parties. The Administrative Agent and the Lenders reserve all rights, privileges and remedies under the Loan Documents.

(c) Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any collateral (including the Collateral) securing the Obligations.

(d) This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(e) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or by email in Adobe “.pdf” format shall be effective as delivery of a manually executed counterpart hereof.

Section 8. Reaffirmation of Obligations under Loan Documents.

(a) Each of the undersigned Loan Parties hereby: (i) agrees that the amendments contained in this Amendment shall not in any way affect the validity and/or enforceability of any Loan Document, or reduce, impair or discharge the obligations of such Person thereunder; (ii) reaffirms its continuing obligations owing to the Administrative Agent and the Lenders under each of the other Loan Documents to which such Person is a party; and (iii) confirms that the liens and security interests created by the Loan Documents continue to secure the Obligations.

(b) Each of the undersigned Wholly Owned Subsidiaries hereby represents and warrants to the Administrative Agent and the Lenders that each of the representations and warranties applicable to such Wholly Owned Subsidiary made by the Borrower in Section 4 of this Amendment are true and correct.

Section 9. Further Assurances. The Borrower agrees to, and to cause any Loan Party to, take all further actions and execute such other documents and instruments as the Administrative Agent may from time to time reasonably request to carry out the transactions contemplated by this Amendment, the Loan Documents and all other agreements executed and delivered in connection herewith.

Section 10. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF TENNESSEE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 11. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Title:	Executive Vice President, Chief Financial
Officer and Secretary

WHOLLY OWNED SUBSIDIARIES:

AMSURG HOLDINGS, INC.
AMSURG ANESTHESIA MANAGEMENT SERVICES, LLC
AMSURG EC TOPEKA, INC.
AMSURG EC ST. THOMAS, INC.
AMSURG EC BEAUMONT, INC.
AMSURG KEC, INC.
AMSURG EC SANTA FE, INC.
AMSURG EC WASHINGTON, INC.
AMSURG TORRANCE, INC.
AMSURG ABILENE, INC.
AMSURG SUNCOAST, INC.
AMSURG LORAIN, INC.
AMSURG LA JOLLA, INC.
AMSURG HILLMONT, INC.
AMSURG PALMETTO, INC.
AMSURG NORTHWEST FLORIDA, INC.
AMSURG OCALA, INC.
AMSURG MARYVILLE, INC.
AMSURG MIAMI, INC.
AMSURG BURBANK, INC.
AMSURG MELBOURNE, INC.
AMSURG EL PASO, INC.
AMSURG CRYSTAL RIVER, INC.

By:	/s/ Claire M. Gulmi
Name	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

AMSURG ABILENE EYE, INC.
AMSURG INGLEWOOD, INC.
AMSURG GLENDALE, INC.
AMSURG SAN ANTONIO TX, INC.
AMSURG SAN LUIS OBISPO CA, INC.
AMSURG TEMECULA CA, INC.
AMSURG ESCONDIDO CA, INC.
AMSURG SCRANTON PA, INC.
AMSURG ARCADIA CA INC.
AMSURG MAIN LINE PA, INC.
AMSURG OAKLAND CA, INC.
AMSURG LANCASTER PA, INC.
AMSURG POTTSVILLE PA, INC.
AMSURG GLENDORA CA, INC.
AMSURG KISSIMMEE FL, INC.
AMSURG ALTAMONTE SPRINGS FL., INC.
AMSURG NEW PORT RICHEY FL, INC.
AMSURG EC CENTENNIAL, INC.
AMSURG NAPLES, INC.
ILLINOIS NSC, INC.
NSC HEALTHCARE, INC.
NSC RBO WEST, LLC
NSC RBO EAST, LLC
LONG BEACH NSC, LLC
TORRANCE NSC, LLC
DAVIS NSC, LLC
FULLERTON NSC, LLC
SAN ANTONIO NSC, LLC
AUSTIN NSC, LLC
TWIN FALLS NSC, LLC
ARDMORE NSC, LLC
KENWOOD NSC, LLC
TOWSON NSC, LLC
WILTON NSC, LLC
NSC WEST PALM, LLC
TAMPA BAY NSC, LLC
CORAL SPRINGS NSC, LLC
WESTON NSC, LLC
AMSURG FRESNO CA, INC.
AMSURG ROCKLEDGE FL ANESTHESIA, LLC
AMSURG COLTON CA, INC.

By:	/s/ Claire M. Gulmi
Name	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

AUSTIN NSC, L.P.

By:	Austin NSC, LLC, its general partner

By:	/s/ Claire M. Gulmi
Name	Claire M. Gulmi
Title:	Vice President, Secretary and Treasurer

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

SUNTRUST BANK
as Administrative Agent, as Issuing Bank, and as a Lender

By:	/s/ Katherine L. Bass
Title:	Director

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

REGIONS BANK

By:	/s/ Katherine Pitman
Title:	Assistant Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

BANK OF AMERICA, N.A.

By:	/s/ Suzanne B. Smith
Title:	Senior Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

JPMORGAN CHASE BANK, N.A.

By:	/s/ Dana A. Smith
Title:	Authorized Officer

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

US BANK NATIONAL ASSOCIATION

By:	/s/ Clifford S. Chaitman
Title:	Assistant Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

BRANCH BANKING AND TRUST COMPANY

By:	/s/ R. Andrew Beam
Title:	Senior Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

FIFTH THIRD BANK, N.A.

By:	/s/ Vera B. McEvoy
Title:	Healthcare Officer

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ James A. Gelle
Title:	Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

UNION BANK, N.A.

By:	/s/ Sarah Willett
Title:	Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

WELLS FARGO BANK, N.A.

By:	/s/ Michael C. Bash
Title:	Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

CITIBANK, N.A.

By:	/s/ Patricia Guerra Heh
Title:	Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:	/s/ Cathy Wind
Title:	Senior Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

COMPASS BANK

By:	/s/ April Chan
Title:	Senior Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

SYNOVUS BANK

By:	/s/ Anne H. Lovette
Title:	Senior Relationship Manager

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

CADENCE BANK, N.A.

By:	/s/ William H. Crawford
Title:	Executive Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Title:	Authorized Signatory

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

LENDER:

AVENUE BANK

By:	/s/ Carol S. Titus
Title:	Senior Vice President

Signature page to Sixth Amendment to Revolving Credit Agreement and First Amendment to Subsidiary Guarantee Agreement

Schedule 1

Loan Parties

Loan Party	Tax Identification Number
AmSurg Corp.	62-1493316
AmSurg Holdings, Inc.	62-1595888
AmSurg EC Topeka, Inc.	62-1512093
AmSurg EC St. Thomas, Inc.	62-1511996
AmSurg EC Beaumont, Inc.	62-1524208
AmSurg KEC, Inc.	62-1510489
AmSurg EC Santa Fe, Inc.	62-1523398
AmSurg EC Washington, Inc.	62-1506354
AmSurg Torrance, Inc.	62-1545685
AmSurg Abilene, Inc.	62-1555413
AmSurg Suncoast, Inc.	62-1555677
AmSurg Lorain, Inc.	62-1595307
AmSurg La Jolla, Inc.	62-1625304
AmSurg Hillmont, Inc.	62-1632685
AmSurg Palmetto, Inc.	62-1647404
AmSurg Northwest Florida, Inc.	62-1519549
AmSurg Ocala, Inc.	62-1650493
AmSurg Maryville, Inc.	62-1586143
AmSurg Miami, Inc.	62-1598504
AmSurg Burbank, Inc.	62-1619548
AmSurg Melbourne, Inc.	62-1625312

AmSurg El Paso, Inc.	62-1711537
AmSurg Crystal River, Inc.	62-1666189
AmSurg Abilene Eye, Inc.	62-1692556
AmSurg Inglewood, Inc.	62-1814134
AmSurg Glendale, Inc.	62-1807967
AmSurg San Antonio TX, Inc.	20-0075736
AmSurg San Luis Obispo CA, Inc.	20-1965555
AmSurg Temecula CA, Inc.	20-0095263
AmSurg Escondido CA, Inc.	20-1626979
AmSurg Scranton PA, Inc.	20-2853308
AmSurg Arcadia CA Inc.	20-4483684
AmSurg Main Line PA, Inc.	20-5408469
AmSurg Oakland CA, Inc.	20-5645841
AmSurg Lancaster PA, Inc.	20-5988960
AmSurg Pottsville PA, Inc.	26-0303835
AmSurg Glendora CA, Inc.	20-5732564
AmSurg Kissimmee FL, Inc.	62-1567628
AmSurg Altamonte Springs FL., Inc.	26-0289067
AmSurg Naples, Inc.	62-1659906
AmSurg New Port Richey FL, Inc.	62-1612176
AmSurg EC Centennial, Inc.	62-1511980
Illinois NSC, Inc.	20-2393903
NSC Healthcare, Inc.	84-1209756

AmSurg Anesthesia Management Services, LLC	27-1174941
NSC RBO West, LLC	26-3816052
NSC RBO East, LLC	27-3205481
Long Beach NSC, LLC	20-1048768
Torrance NSC, LLC	20-1048801
DAVIS NSC, LLC	20-5451784
FULLERTON NSC, LLC	20-3435683
San Antonio NSC, LLC	20-0322582
Austin NSC, LLC	20-4942934
Twin Falls NSC, LLC	20-8086602
Ardmore NSC, LLC	26-1651465
KENWOOD NSC, LLC	26-3055899
Towson NSC, LLC	20-0314129
NSC West Palm, LLC	76-0740666
Tampa Bay NSC, LLC	20-3447384
CORAL SPRINGS NSC, LLC	26-1649639
WESTON NSC, LLC	26-3435641
Wilton NSC, LLC	26-1653853
Austin NSC, L.P.	20-4943017
AmSurg Fresno CA, Inc.	46-1290033
AmSurg Colton CA, Inc.	46-1462856
AmSurg Rockledge FL Anesthesia, LLC	46-1848471